                             PERFORMANCE UNIT PLAN
                                       OF
                     THE PACIFIC GAS AND ELECTRIC COMPANY*
                     _____________________________________


     This is the controlling and definitive statement of the Performance Unit Plan ("PLAN"/1/) for ELIGIBLE EMPLOYEES of Pacific Gas and Electric Company ("COMPANY") and such other companies, affiliates, subsidiaries, or associations as the BOARD OF DIRECTORS may designate from time to time. The PLAN was first adopted by the BOARD in 1989 and was effective January 1, 1990. It has since been amended from time to time.


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     1.01  Board of Directors or Board shall mean the BOARD OF DIRECTORS of the
           ------------------
COMPANY or, when appropriate, any committee of the BOARD which has been delegated the authority to take action with respect to the PLAN.

     1.02  Committee shall mean the Nominating and Compensation Committee of the
           ---------
BOARD OF DIRECTORS.

     1.03  Company shall mean the Pacific Gas and Electric Company, a California
           -------
corporation.

     1.04  Eligible Employee shall mean employees of the COMPANY who are
           -----------------
officers at the vice presidential level or above, the corporate secretary, the controller, and the treasurer of the COMPANY, and such other employees of the COMPANY, other companies, affiliates, subsidiaries, or associations as may be designated by the COMMITTEE.

     1.05  Performance Targets shall mean the annual COMPANY financial and
           -------------------
operational goals adopted by the COMMITTEE to be used in determining awards under the PLAN.

     1.06  Plan shall mean the Performance Unit Plan ("PUP") as set forth herein
           ----
and as may be amended from time to time.

--------------
/1/Words in all capitals are defined in Article I.

 * As amended and restated effective as of January 1, 1996, subject to shareholder approval at the 1996 annual meeting, scheduled for April 17, 1996.

     1.07  Plan Administrator shall mean the COMMITTEE or such individual or
           ------------------
individuals as that COMMITTEE may appoint to handle the day-to-day affairs of the PLAN.

     1.08  Price shall mean the average market price of STOCK for the last 30-
           -----
day period of the YEAR preceding the YEAR in which UNITS are payable.

     1.09  PUP Units shall mean the units granted to ELIGIBLE EMPLOYEES who
           ---------
participate in the PLAN. A PUP UNIT has the equivalent value of the current market price of a share of STOCK at the time of grant.

     1.10  Stock shall mean the common stock of the COMPANY and any class of
           -----
common shares into which such STOCK hereafter may be converted.

     1.11  Vesting Period shall mean the three calendar YEARS commencing with
           --------------
the YEAR in which PUP UNITS are granted.

     1.12  Year shall mean a calendar year.
           ----


                                   ARTICLE II

     2.01 Prior to the beginning of each YEAR, the COMMITTEE shall determine whether PUP UNITS will be granted for such YEAR, the ELIGIBLE EMPLOYEES to whom PUP UNITS will be granted, and the number of PUP UNITS to be granted to each ELIGIBLE EMPLOYEE. Employees who become ELIGIBLE EMPLOYEES after the beginning of a YEAR shall be entitled to a prorata grant of PUP UNITS.

     2.02 At the same time that the COMMITTEE makes its determination as to the granting of PUP UNITS, it shall also establish PERFORMANCE TARGETS. Although it is intended that PERFORMANCE TARGETS will not change in the course of the YEAR, the COMMITTEE reserves the right to modify or adjust a previously set PERFORMANCE TARGET if, in its sole discretion, extraordinary events warrant such modification or adjustment; provided, however, that no such modification or adjustment shall increase the amount of any payment that would otherwise be due based upon performance as measured against the original PERFORMANCE TARGET.

     2.03 Each grant of PUP UNITS shall have its own VESTING PERIOD. Subject to modification as measured against a given YEAR's applicable PERFORMANCE TARGET, each grant of PUP UNITS shall be payable as follows:

     a.  One-third after the end of the first YEAR of the VESTING PERIOD;

     b.  One-third after the end of the second YEAR of the VESTING PERIOD; and

     c.  One-third after the end of the third YEAR of the VESTING PERIOD.

     2.04 To determine the number of PUP UNITS earned, the applicable PERFORMANCE TARGET shall be the PERFORMANCE TARGET for the YEAR in which the PUP UNITS vest. Performance as measured against the applicable PERFORMANCE TARGET for a YEAR shall modify all PUP UNITS that vest at the end of such YEAR. The PERFORMANCE TARGETS established by the COMMITTEE may modify the number of UNITS earned from 0% to 200% of the number of vested UNITS.

     2.05 ELIGIBLE EMPLOYEES shall receive a cash payment as soon as practicable following the YEAR PUP UNITS vest pursuant to the schedule set forth in Section 2.03. The amount of the payment shall be equal to the product of the number of PUP UNITS earned multiplied by the PRICE of STOCK.

     2.06 Each time that the COMPANY declares a dividend on its STOCK, an amount equal to the dividend multiplied by an ELIGIBLE EMPLOYEE's outstanding, but unearned PUP UNITS, shall be accrued on behalf of each ELIGIBLE EMPLOYEE. As soon as practicable following the end of each YEAR, ELIGIBLE EMPLOYEES shall receive a cash payment of the dividends accrued for that YEAR, modified by performance for that YEAR as measured under Section 2.04.

     2.07 An ELIGIBLE EMPLOYEE may elect to defer the payment of PUP UNITS and/or dividends paid on PUP UNITS by making a timely election under the Deferred Compensation Plan. Deferrals of benefits payable under this Plan shall be subject to the rules contained in the Deferred Compensation Plan governing elections to defer and receipt of deferred amounts.


                                  ARTICLE III

     3.01  Retirement.  Upon retirement under the terms of the COMPANY's
           ----------
Retirement Plan, all outstanding PUP UNITS continue to be payable according to the terms of the PLAN. Thus, the number of UNITS eventually earned by a retired employee is still subject to modification depending on the extent to which applicable PERFORMANCE TARGETS are met during the YEAR preceding the January in which UNITS become payable under the schedule of Section 2.03. A retired employee is not entitled to receive grants of PUP UNITS after normal or early retirement date, as those terms are defined under the COMPANY's Retirement Plan.

     3.02  Disability.  If an ELIGIBLE EMPLOYEE is both disabled and entitled to
           ----------
receive benefits under the COMPANY's Long Term Disability Plan, UNITS granted prior to the date of disability shall continue to be payable according to the terms of this PLAN. An ELIGIBLE EMPLOYEE is not entitled to receive grants of PUP UNITS after the date of disability as determined under the provisions of the Long Term Disability Plan. If an ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE EMPLOYEE because of disability and is not entitled to receive benefits under the

COMPANY's Long Term Disability Plan, all outstanding grants of PUP UNITS become vested and payable as soon as practicable in the YEAR following the YEAR in which the ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE EMPLOYEE. All of the UNITS payable shall be subject to modification based upon performance as measured against the PERFORMANCE TARGET for the YEAR in which the ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE EMPLOYEE.

     3.03  Death.  In the event of the death of an ELIGIBLE EMPLOYEE, all
           -----
outstanding grants of PUP UNITS held by the ELIGIBLE EMPLOYEE at the date of death shall become vested and payable as soon as practicable in the YEAR following the YEAR of death. All of the UNITS payable after an ELIGIBLE EMPLOYEE's death shall be subject to modification based upon performance as measured against the PERFORMANCE TARGET for the YEAR in which the death of the ELIGIBLE EMPLOYEE occurs.

     3.04  Termination.  If an ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE
           -----------
EMPLOYEE for any reason other than retirement as defined under the COMPANY's Retirement Plan, disability, or death, all outstanding grants of PUP UNITS shall be canceled as of the date that the ELIGIBLE EMPLOYEE ceases to be an ELIGIBLE EMPLOYEE.


                                   ARTICLE IV

                           ADMINISTRATIVE PROVISIONS
                           -------------------------

     4.01  Administration.  The PLAN shall be administered by the PLAN
           --------------
ADMINISTRATOR who shall have the authority to interpret the PLAN and make such rules as it deems appropriate. The PLAN ADMINISTRATOR shall have the duty and responsibility of maintaining records, making the requisite calculations, and disbursing payments hereunder. The PLAN ADMINISTRATOR's interpretations, determinations, rules, and calculations shall be final and binding on all persons and parties concerned.

     4.02  Amendment and Termination.  The COMPANY may amend or terminate the
           -------------------------
PLAN at any time, provided, however, that no such amendment or termination shall adversely affect PUP UNITS which an ELIGIBLE EMPLOYEE has earned prior to the date of such amendment or termination. PUP UNITS outstanding but unearned at the date of any such amendment or termination may, in the sole discretion of the COMPANY, be canceled, and the COMPANY shall have no obligation to provide a substitute benefit of lesser, equal, or greater value.

     4.03  Nonassignability of Benefits.  The benefits payable under this PLAN
           ----------------------------
or the right to receive future benefits under this PLAN may not be anticipated, alienated, pledged, encumbered, or subject to any charge or legal process, and if any attempt is made to do so, or a person eligible for any benefits becomes bankrupt, the interest under the PLAN of the person affected may be terminated by the PLAN ADMINISTRATOR which, in its sole discretion, may cause the same to be held if applied for the benefit of one or more of the dependents of such person or make any other disposition of such benefits that it deems appropriate.

     4.04  No Guarantee of Employment.  Nothing contained in this PLAN shall be
           --------------------------
construed as a contract of employment between the COMPANY or the ELIGIBLE EMPLOYEE, or as a right of the ELIGIBLE EMPLOYEE to be continued in the employ of the COMPANY, to remain as an officer of the COMPANY, or as a limitation on the right of the COMPANY to discharge any of its employees, with or without cause.

     4.05  Benefits Unfunded and Unsecured.  The benefits under this PLAN are
           -------------------------------
unfunded, and the interest under this PLAN of any ELIGIBLE EMPLOYEE and such ELIGIBLE EMPLOYEE's right to receive a distribution of benefits under this PLAN shall be an unsecured claim against the general assets of the COMPANY.

     4.06 Applicable Law.  All questions pertaining to the construction,
          --------------
validity, and effect of the PLAN shall be determined in accordance with the laws of the United States, and to the extent not preempted by such laws, by the laws of the State of California.